Exhibit 10.10

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT AND JOINDER AGREEMENT

This Amendment No. 5 to Credit Agreement and Joinder Agreement (this “Amendment”) is dated as of February 28, 2020, by and among Gardner Denver Holdings, Inc. (f/k/a Renaissance Parent Corp.) (“Holdings”), Gardner Denver, Inc. (the “U.S. Borrower”), GD German Holdings II GmbH (the “German Borrower”), Gardner Denver Holdings Ltd. (the “UK Borrower”; and together with the German Borrower, the “Foreign Borrowers”; the Foreign Borrowers, together with the U.S. Borrower, the “Borrowers”), the other Credit Parties party hereto, the 2020 GDI Tranche B-2 Dollar Term Loan Lenders party hereto, the 2020 GDI Tranche B-2 Euro Term Loan Lenders party hereto, the 2020 Spinco Tranche B-1 Dollar Term Loan Lenders party hereto, the other Lenders party hereto, the Letter of Credit Issuers party hereto and Citibank, N.A. (“Citi”) as Administrative Agent (as defined below).

WHEREAS, reference is hereby made to that certain (i) Credit Agreement, dated as of July 30, 2013 (including the exhibits and schedules thereto, as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2016, Amendment No. 2, dated as of August 17, 2017, Amendment No. 3, dated as of December 13, 2018, and Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), among, inter alios, Holdings, the U.S. Borrower, the other Borrowers party thereto, the Lenders party thereto and Citi, as Administrative Agent (Citi, in such capacity and as successor in interest to UBS AG, Stamford Branch in such capacity, the “Administrative Agent”), Collateral Agent (Citi, in such capacity and as successor in interest to UBS AG, Stamford Branch in such capacity, the “Collateral Agent”), Swingline Lender and Letter of Credit Issuer; (ii) Security Agreement, dated as of July 30, 2013 (including the exhibits and schedules thereto, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “U.S. Security Agreement”), entered into by Holdings, the U.S. Borrower, the other Credit Parties party thereto and the Collateral Agent and (iii) Credit Agreement, dated as of February 28, 2020 (the “Spinco Term Loan Agreement”), by and among Ingersoll-Rand Services Company (the “Spinco Borrower”), as the borrower, the lenders party thereto and Citi, as the administrative agent;

WHEREAS, Section 13.1 of the Credit Agreement permits the Credit Agreement and the Credit Documents to be amended with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrowers (a) to add one or more additional credit facilities thereto and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of the Credit Agreement and the other Credit Documents with the Term Loans and Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and other definitions related to such new credit facilities;

WHEREAS, the U.S. Borrower desires to (a) add (i) a new Class of Term Loans consisting of 2020 GDI Tranche B-2 Dollar Term Loans in an aggregate principal amount of $927,600,000 and (ii) a new Class of Term Loans consisting of 2020 GDI Tranche B-2 Euro Term Loans in an aggregate principal amount of €601,162,500, in each case pursuant to amendments authorized by Section 13.1 of the Credit Agreement, and (b) use the proceeds of the 2020 GDI Tranche B-2 Dollar Term Loans and 2020 GDI Tranche B-2 Euro Term Loans to refinance all Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans, respectively, outstanding immediately prior to the effectiveness of this Amendment;

WHEREAS, upon the effectiveness of this Amendment, each Tranche B-1 Dollar Term Loan Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent to Amendment No. 5”) on or prior to the Amendment No. 5 Effective Date (as defined below) pursuant to which it selected the “Cashless Settlement Option” with respect thereto (each, a “Cashless Option 2020 GDI Tranche B-2 Dollar Term Loan Lender”) shall be deemed to have exchanged all (or such lesser amount allocated to such Lender by the Administrative Agent) of its outstanding Tranche B-1 Dollar Term Loans (which Tranche B-1 Dollar Term Loans shall thereafter no longer be deemed to be outstanding) for 2020 GDI Tranche B-2 Dollar Term Loans in the same outstanding aggregate principal amount as such Tranche B-1 Dollar Term Loan Lender’s Tranche B-1 Dollar Term Loans so exchanged, and such Tranche B-1 Dollar Term Loan Lender shall thereafter become a 2020 GDI Tranche B-2 Dollar Term Loan Lender;

WHEREAS, upon the effectiveness of this Amendment, each Tranche B-1 Euro Term Loan Lender that shall have executed and delivered a Consent to Amendment No. 5 on or prior to the Amendment No. 5 Effective Date pursuant to which it selected the “Cashless Settlement Option” with respect thereto (each, a “Cashless Option 2020 GDI Tranche B-2 Euro Term Loan Lender” and, together with the Cashless Option 2020 GDI Tranche B-2 Dollar Term Loan Lenders, the “Cashless Option 2020 GDI Tranche B-2 Term Loan Lenders”) shall be deemed to have exchanged all (or such lesser amount allocated to such Lender by the Administrative Agent) of its outstanding Tranche B-1 Euro Term Loans (which Tranche B-1 Euro Term Loans shall thereafter no longer be deemed to be outstanding) for 2020 GDI Tranche B-2 Euro Term Loans in the same outstanding aggregate principal amount as such Tranche B-1 Euro Term Loan Lender’s Tranche B-1 Euro Term Loans so exchanged, and such Tranche B-1 Euro Term Loan Lender shall thereafter become a 2020 GDI Tranche B-2 Euro Term Loan Lender;

WHEREAS, upon the effectiveness of this Amendment, (a) (i) each Additional 2020 GDI Tranche B-2 Dollar Term Loan Lender will make Additional 2020 GDI Tranche B-2 Dollar Term Loans to the U.S. Borrower in Dollars in the amount set forth next to its name on the 2020 GDI Tranche B-2 Dollar Term Loan Allocation Schedule set forth on Schedule A hereto and (ii) each Additional 2020 GDI Tranche B-2 Euro Term Loan Lender will make Additional 2020 GDI Tranche B-2 Euro Term Loans to the U.S. Borrower in Euros in the amount set forth next to its name on the 2020 GDI Tranche B-2 Euro Term Loan Allocation Schedule set forth on Schedule A hereto, (b) the proceeds of such Additional 2020 GDI Tranche B-2 Dollar Term Loans and Additional 2020 GDI Tranche B-2 Euro Term Loans will be used by the U.S. Borrower to repay in full the outstanding principal amount of all Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans, respectively, that are not exchanged for 2020 GDI Tranche B-2 Dollar Term Loans or 2020 GDI Tranche B-2 Euro Term Loans, as applicable (including the Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans held by each Tranche B-1 Dollar Term Loan Lender and Tranche B-1 Euro Term Loan Lender that shall have executed and delivered a Consent to Amendment No. 5 on or prior to the Amendment No. 5 Effective Date pursuant to which it selected the “Post-Closing Settlement Option” with respect thereto (respectively, a “Post-Closing Option 2020 GDI Tranche B-2 Dollar Term Loan Lender” and a “Post-Closing Option 2020 GDI Tranche B-2 Euro Term Loan Lender” and together, a “Post-Closing Option 2020 GDI Tranche B-2 Term Loan Lender”)), and (c) the U.S. Borrower shall pay to each Tranche B-1 Dollar Term Loan Lender and Tranche B-1 Euro Term Loan Lender all accrued and unpaid interest on its Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans, respectively, to, but not including, the date of effectiveness of this Amendment;

WHEREAS, the Credit Parties desire to designate the Spinco Borrower as an Additional Borrower under the Credit Agreement;

WHEREAS, the Credit Parties desire to designate the term loans of the Spinco Borrower outstanding under the Spinco Term Loan Agreement as, and such term loans to constitute, Additional Term Loans (such Additional Term Loans, the “2020 Spinco Tranche B-1 Dollar Term Loans” and, together with the 2020 GDI Tranche B-2 Dollar Term Loans and the 2020 GDI Tranche B-2 Euro Term Loans, the “2020 Term Loans”) of the Spinco Borrower incurred and documented under the Amended Credit Agreement, with (a) the terms of the 2020 Spinco Tranche B-1 Dollar Term Loan being deemed to be conformed to and having the terms set forth in the Amended Credit Agreement in all respects as if the 2020 Spinco Tranche B-1 Dollar Term Loans were New Term Loans under the Amended Credit Agreement and the lenders under the Spinco Term Loan Agreement were New Term Loan Lenders, (b) the Spinco Borrower remaining as the primary obligor with respect to the 2020 Spinco Tranche B-1 Dollar Term Loans and (c) the Amended Credit Agreement replacing and superseding the Spinco Term Loan Agreement in its entirety;

WHEREAS, Citigroup Global Markets Inc., KKR Capital Markets LLC, Goldman Sachs Bank USA, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., Mizuho Bank LTD., PNC Capital Markets, LLC, BMO Capital Markets Corp., Crédit Agricole Corporate and Investment Bank, MUFG Bank, Ltd. and Standard Chartered Bank are the joint lead arrangers and joint bookrunners for this Amendment and the 2020 Term Loans (the “Amendment No. 5 Arrangers”);

WHEREAS, consistent with Section 2.14 and Section 13.1 of the Credit Agreement, the Credit Parties and the Lenders party hereto (constituting, after giving effect to the refinancing of the existing Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans as contemplated herein, each Lender under the Credit Agreement) desire to amend the Credit Agreement to provide for additional terms and amendments to the Credit Agreement and the other Credit Documents; and

WHEREAS, (a) pursuant Section 3.6(a) of the Amended Credit Agreement, the Borrowers and Standard Chartered Bank (“SCB”) desire that SCB become a Letter of Credit Issuer under the Amended Credit Agreement with the Letter of Credit Commitment provided for herein and (b) the Borrowers desire that the Administrative Agent and the Revolving Credit Lenders approve certain currencies as Alternative Currencies solely with respect to Letters of Credit issued by Letter of Credit Issuers.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows:

Section 1. Definitions.  Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Amended Credit Agreement.

Section 2. Amendments to Credit Documents.

2.1        Each of the parties hereto (as of the Amendment No. 5 Effective Date constituting the Administrative Agent, the Collateral Agent, all Lenders, each Letter of Credit Issuer, the Swingline Lender and the Credit Parties) agrees that, effective on the Amendment No. 5 Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit B hereto and made a part hereof.

2.2        Each of the parties hereto (as of the Amendment No. 5 Effective Date constituting the Administrative Agent, the Collateral Agent, all Lenders, each Letter of Credit Issuer, the Swingline Lender and the Credit Parties) agrees that, effective on the Amendment No. 5 Effective Date, Section 1 of the U.S. Security Agreement is hereby amended by replacing the definition of “Excluded Property” contained therein with the following:

“Excluded Property” shall mean (i) any Vehicles and other assets subject to certificates of title, (ii) Letter-of-Credit Rights except to the extent perfection of a Security Interest therein may be accomplished by solely filing financing statements in appropriate form in the applicable jurisdiction under the UCC, (iii) any property that is subject to a Lien permitted pursuant to clauses (f) (solely with respect to clause (d) of Section 10.1 of the Credit Agreement) and (i) of the definition of “Permitted Liens” in the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Indebtedness) prohibits the creation of any other Lien on such property or creates a right of termination in favor of any other party thereto (other than a Credit Party) as a result of the creation of any such Lien (in each case, other than to the extent that any such prohibition or restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law, and other than any proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction), (iv) (x) all leasehold interests in real property and (y) any parcel of real estate and the improvements thereto owned in fee by a Credit Party, in each case, not constituting Mortgaged Property (but not any Collateral located thereon), (v) any “intent to use” Trademark application filed in the United States Patent and Trademark Office unless and until an amendment to allege use or a statement of use has been filed and accepted by the United States Patent and Trademark Office,  and solely to the extent, if any, that, and solely during the period, if any, in which the grant of a Security Interest therein would impair the validity or enforceability of, or void, any such application or registration that issues from such intent-to-use application under United States law, (vi) except to the extent a Security Interest therein can be perfected solely by filing a financing statement in the applicable jurisdiction under the UCC, deposit accounts, securities accounts, commodities accounts and any other assets requiring perfection through control agreements or perfection by “control” (other than any Pledged Shares (as defined in the Pledge Agreement) or Pledged Debt (as defined in the Pledge Agreement) or any Instruments or Chattel Paper required to be delivered pursuant to this Security Agreement), (vii) any contract, lease, license, agreement, instrument, indenture, property subject to a purchase money security interest, capital lease obligation or similar arrangement permitted under the Credit Agreement, in each case, only to the extent and for so long as the grant of a Security Interest therein by the applicable Grantor (x) is prohibited by such contract, lease, license, agreement, instrument, indenture, purchase money, capital lease or similar arrangement without the consent of any other party thereto (other than a Credit Party), (y) would give any other party (other than a Credit Party) to any such contract, lease, license, agreement, instrument, indenture, purchase money, capital lease or similar arrangement the right to terminate its obligations thereunder or (z) is permitted only with consent and all necessary consents (other than those of a Credit Party) to such grant of a Security Interest have not been obtained from the other parties thereto (other than to the extent that any such prohibition referred to in clauses (x), (y) and (z) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law and other than any proceeds and receivables of such contract, lease, license, agreement, instrument or indenture, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction) (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a Security Interest pursuant to this Security Agreement in any Account or any money or other amounts due or to become due under any such contract, lease, license, agreement, instrument or indenture, (viii) any Commercial Tort Claim with a claim value of less than $35,000,000, (ix) any asset or property to the extent and for so long as the grant of a Security Interest in such asset or property in favor of the Collateral Agent would be prohibited by any Contractual Requirement permitted under the Credit Documents binding on such assets prior to the Amendment No. 5 Effective Date, or, if acquired after the Amendment No. 5 Effective Date, at the time of their acquisition and not incurred in contemplation of such acquisition (including in respect of Permitted Liens), applicable Requirement of Law or regulation (in each case, except to the extent such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law and other than any proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction) or to the extent and for so long as the grant of such Security Interest in such asset or property would require the consent of any Governmental Authority as reasonably determined by the U.S. Borrower in consultation with the Administrative Agent that has not been obtained (it being understood that the foregoing shall not be deemed to obligate any Grantor to obtain such consents) and (x) other than with respect to the Obligations of the UK Borrower and the German Borrower, any foreign collateral or credit support; provided that with respect to clauses (iii), (vii), and (ix), such property shall be Excluded Property only to the extent and for so long as such prohibition is in effect; provided further that proceeds and products from any and all of the of the foregoing that would constitute Excluded Property shall also not be considered Collateral and proceeds and products from any and all of the of the foregoing that do not constitute Excluded Property shall be considered Collateral.

2.3        Each of the parties hereto (as of the Amendment No. 5 Effective Date constituting the Administrative Agent, the Collateral Agent, all Lenders, each Letter of Credit Issuer, the Swingline Lender and the Credit Parties) agrees that, subject to the occurrence of the Amendment No. 5 Effective Date and the consummation of the Merger and effective immediately following the consummation of the Merger:

(a) the definition of “Pledgors” set forth in the preamble to the U.S. Pledge Agreement is hereby amended and restated in its entirety as follows:  the Subsidiary Pledgors, the U.S. Borrower and, solely with respect to the Capital Stock of the U.S. Borrower and Spinco held by it, Holdings are referred to collectively as the “Pledgors”; and

(b) the definition of “Equity Interests” set forth in Section 1(d) of the U.S. Pledge Agreement is hereby amended and restated in its entirety as follows:  “Equity Interests” shall mean, collectively, Capital Stock and Stock Equivalents.

Section 3.Spinco Borrower as Additional Borrower. Following the completion of the Distribution and the Merger and pursuant to Section 9.11(b) of the Amended Credit Agreement, on the date the Spinco Borrower is designated a Borrower under the Amended Credit Agreement pursuant to a Borrower Designation Agreement (the “Designation”), the Spinco Borrower shall immediately and automatically (and without further action by any Person) constitute an Additional Borrower for purposes of the Amended Credit Agreement and the other Credit Documents, and the Administrative Agent and the Lenders hereby acknowledge such Designation, and all references to the Spinco Borrower and any provisions relating thereto, including in respect of its rights, covenants, duties or obligations, in the Amended Credit Agreement or in any other Credit Document shall be in full force and effect; provided that, notwithstanding the foregoing or anything to the contrary contained herein or in the Amended Credit Agreement or any other Credit Document, if the Amendment No. 5 Effective Date shall have occurred but the Distribution, the Merger and the Designation shall not have been completed, in each case, at or prior to 11:59 p.m., New York City time, on the first Business Day following the Amendment No. 5 Effective Date, then the Designation, and all references to the Spinco Borrower and any provisions relating thereto, including in respect of its rights, covenants, duties or obligations, in the Amended Credit Agreement or in any other Credit Document shall be disregarded and shall have no force or effect.

Section 4. Additional Term Loans. Following the completion of the Distribution and the Merger, on the date of the Designation, (a) the term loans of the Spinco Borrower outstanding under the Spinco Term Loan Agreement shall immediately and automatically (and without further action by any Person) be designated as and constitute Additional Term Loans and 2020 Spinco Tranche B-1 Dollar Term Loans under the Amended Credit Agreement, (b) the terms of the 2020 Spinco Tranche B-1 Dollar Term Loans shall be deemed to be conformed to and shall be the terms set forth in the Amended Credit Agreement in all respects, (c) the Spinco Borrower shall remain as the primary obligor with respect to the 2020 Spinco Tranche B-1 Dollar Term Loans, (d) all references to the 2020 Spinco Tranche B-1 Dollar Term Loans, and any provisions relating thereto, including in respect of the lenders, pricing, fees, maturity, repayment dates, repayment and prepayment amounts and voting rights associated therewith, in the Amended Credit Agreement or in any other Credit Document shall be in full force and effect and (e) the Amended Credit Agreement and the other Credit Documents shall replace and supersede the Spinco Term Loan Agreement and the other “Credit Documents” as defined in the Spinco Term Loan Agreement in their entirety; provided that, notwithstanding the foregoing or anything to the contrary contained herein or in the Amended Credit Agreement or any other Credit Document, if the Amendment No. 5 Effective Date shall have occurred but the Distribution, the Merger and the Designation shall not have been completed, in each case, at or prior to 11:59 p.m., New York City time, on the first Business Day following the Amendment No. 5 Effective Date, then the foregoing clauses (a) through (e), and all references to the 2020 Spinco Tranche B-1 Dollar Term Loans, and any provisions relating thereto, including in respect of the lenders, pricing, fees, maturity, repayment dates, repayment and prepayment amounts and voting rights associated therewith, in the Amended Credit Agreement or in any other Credit Document, shall be disregarded and shall have no force or effect.

Section 5. Lender Consents; Letter of Credit Matters.

(a) The Lenders party hereto, constituting all Lenders, hereby give their consent to all matters set forth in this Amendment. Such consent of each 2020 Spinco Tranche B-1 Dollar Term Loan Lender party hereto shall also constitute the consent of such Person in its capacity as a lender under the Spinco Term Loan Agreement, and in respect of the Spinco Term Loan Agreement and the other “Credit Documents” as defined in the Spinco Term Loan Agreement, to all matters set forth in this Amendment, including Sections 3 and 4 hereof.  The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to take such actions as may be necessary or desirable to reflect the intent of this Amendment.

(b) The Revolving Credit Lenders party hereto, constituting all Revolving Credit Lenders, hereby agree that upon completion of the Distribution and the Merger prior to the 2019 Revolving Commitment Reduction Date, the 2019 Increased Availability Conditions shall be deemed to have been satisfied.

(c) Subject to the completion of the Distribution, the Merger and the Designation, on the date of the Designation, pursuant to Section 3.6(a) of the Amended Credit Agreement, the Borrowers hereby appoint, and give notice to the Administrative Agent of the appointment of, SCB as a new Letter of Credit Issuer under the Amended Credit Agreement with the Letter of Credit Commitment provided for in Section 5(d) below, and SCB hereby accepts such appointment.  Effective upon such appointment, SCB shall be granted the rights, powers and duties of a Letter of Credit Issuer under the Amended Credit Agreement, and the term “Letter of Credit Issuer” shall include SCB.  The Borrowers, the Administrative Agent and SCB agree that this Amendment shall constitute the agreement required by Section 3.6(a) evidencing the acceptance by SCB of its appointment as a Letter of Credit Issuer.

(d) Subject to the completion of the Distribution, the Merger and the Designation, pursuant to the definition of “Letter of Credit Commitment” in the Amended Credit Agreement and, in the case of SCB, Section 3.6(a) of the Amended Credit Agreement, Holdings, the Borrowers and SCB hereby agree that the Letter of Credit Commitment of SCB shall be $25,000,000, and Schedule B to Amendment No. 4 is hereby amended to reflect such Letter of Credit Commitment.  Holdings, the Borrowers, the Administrative Agent and SCB agree that this Amendment shall constitute the agreement and/or notice required by the definition of “Letter of Credit Commitment” in the Amended Credit Agreement in respect of such Letter of Credit Commitments. For the avoidance of doubt, the Letter of Credit Commitment of any other Letter of Credit Issuer shall not be affected by this Section 5(d).

(e) Pursuant to the definition of “Alternative Currency” in the Amended Credit Agreement and notwithstanding anything to the contrary contained in such definition or otherwise in the Amended Credit Agreement, the Administrative Agent and the Revolving Credit Lenders hereby approve each of the following currencies as an “Alternative Currency” with respect to Letters of Credit issued by any Letter of Credit Issuer, subject to such Letter of Credit Issuer’s consent in its sole discretion, as notified to the Administrative Agent: (i) Australian Dollars, Brazilian Real, Canadian Dollars, Chinese Renminbi, Indian Rupee, Japanese Yen, Malaysian Ringgit, Mexican Peso, Norwegian Krone, Philippine Peso, Polish Zloty, Singapore Dollars, South African Rand, South Korean Won, Swedish Krona, Taiwan New Dollars and Vietnamese Dong and (ii) any other currency for which a Dollar Equivalent can be calculated in the reasonable determination of the Administrative Agent and that is agreed by such applicable Letter of Credit Issuer.

Section 6. Representations. Each Credit Party hereby represents and warrants that:

6.1         Each Credit Party (a) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Amended Credit Agreement, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and (b) has duly executed and delivered this Amendment, and each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

6.2         The execution, delivery and performance by such Credit Party of this Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of its Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws, articles or other organizational documents of such Credit Party or any of its Restricted Subsidiaries;

6.3         All representations and warranties of the Credit Parties contained herein, in the Amended Credit Agreement or in the other Credit Documents shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 5 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) as of the date when made or for the respective period, as the case may be.

6.4          On the Amendment No. 5 Effective Date, no Default or Event of Default shall exist immediately before or after giving effect to the effectiveness hereof.

Section 7. Effectiveness.  This Amendment shall be effective on the date (the “Amendment No. 5 Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)         this Amendment shall have been executed and delivered by (i) each Credit Party, (ii) each Cashless Option 2020 GDI Tranche B-2 Term Loan Lender with a 2020 GDI Tranche B-2 Dollar Term Loan Commitment or 2020 GDI Tranche B-2 Euro Term Loan Commitment, (iii) each Additional 2020 GDI Tranche B-2 Dollar Term Loan Lender with an Additional 2020 GDI Tranche B-2 Dollar Term Loan Commitment, the aggregate amount of which Additional 2020 GDI Tranche B-2 Dollar Term Loan Commitments is equal in principal amount to the sum of (A) the aggregate outstanding principal amount of Tranche B-1 Dollar Term Loans held by Non-Consenting Tranche B-1 Dollar Term Loan Lenders, (B) the aggregate outstanding principal amount of Tranche B-1 Dollar Term Loans held by Post-Closing Option 2020 GDI Tranche B-2 Dollar Term Loan Lenders and (C) the excess, if any, of the aggregate principal amount of Tranche B-1 Dollar Term Loans held by the Cashless Option 2020 GDI Tranche B-2 Dollar Term Loan Lenders over the aggregate Rollover 2020 GDI Tranche B-2 Dollar Term Loan Commitments of the Cashless Option 2020 GDI Tranche B-2 Dollar Term Loan Lenders, (iv) each Additional 2020 GDI Tranche B-2 Euro Term Loan Lender with Additional 2020 GDI Tranche B-2 Euro Term Loan Commitments, the aggregate amount of which Additional 2020 GDI Tranche B-2 Euro Term Loan Commitments is equal in principal amount to the sum of (A) the aggregate outstanding principal amount of Tranche B-1 Euro Term Loans held by Non-Consenting Tranche B-1 Euro Term Loan Lenders, (B) the aggregate outstanding principal amount of Tranche B-1 Euro Term Loans held by Post-Closing Option 2020 GDI Tranche B-2 Euro Term Loan Lenders and (C) the excess, if any, of the aggregate principal amount of Tranche B-1 Euro Term Loans held by the Cashless Option 2020 GDI Tranche B-2 Euro Term Loan Lenders over the aggregate Rollover 2020 GDI Tranche B-2 Euro Term Loan Commitments of the Cashless Option 2020 GDI Tranche B-2 Euro Term Loan Lenders, (v) each 2020 Spinco Tranche B-1 Dollar Term Loan Lender, (vi) each Revolving Credit Lender, (vii) each Letter of Credit Issuer, (viii) the Swingline Lender and (ix) the Administrative Agent;

(b)          [reserved];

(c)          since December 31, 2018, there has not been any change, event, occurrence, state of facts, condition, circumstance or effect that, individually or in the aggregate with such other changes, events, occurrences, state of facts, conditions, circumstances or effects, has resulted in or would reasonably be expected to result in a SpinCo Material Adverse Effect (as defined in the Merger Agreement);

(d)          (i) all fees and out-of-pocket expenses required to be paid or reimbursed by Holdings and each of the Borrowers pursuant to Sections 13.5 and 2.11 of the Credit Agreement (subject to Section 8.7 below) shall have been paid or reimbursed by (or on behalf of) Holdings and each of the Borrowers and (ii) all fees and reasonable and documented out-of-pocket expenses required to be paid on the Amendment No. 5 Effective Date pursuant to the separate written agreement of the U.S. Borrower and the Amendment No. 5 Arrangers, to the extent invoiced at least three business days prior to the Amendment No. 5 Effective Date (except as otherwise reasonably agreed in writing by the U.S. Borrower), shall have been, or will be substantially simultaneously, paid (which amounts may, at the U.S. Borrower’s option, be offset against the proceeds of any borrowing under the Revolving Facility);

(e)          the Administrative Agent shall have received (i) the audited combined balance sheets and related statements of comprehensive income, equity and cash flows as of the fiscal years ended December 31, 2018 and December 31, 2017 of Spinco; (ii) the unaudited combined balance sheet of Spinco as of September 30, 2019; (iii) the related unaudited combined statements of comprehensive income and cash flows of Spinco as of and for the nine months ended September 30, 2019 (and the same period in the prior fiscal year); (iv) the audited consolidated balance sheets and related statements of operations and cash flows as of fiscal years ended December 31, 2018 and December 31, 2017 of the U.S. Borrower and its subsidiaries; (v) the unaudited consolidated balance sheets and the related unaudited consolidated statements of operations and cash flows of the U.S. Borrower and its subsidiaries as of and for the fiscal quarters ended September 30, 2019, June 30, 2019 and March 31, 2019 (and the same period in the prior fiscal year) and (vi) a pro forma consolidated balance sheet and related pro forma statement of income of the U.S. Borrower as of and for the 12-month period ending on September 30, 2019, prepared after giving effect to the transactions contemplated by this Amendment as if the transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such income statement), which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R));

(f)          the Administrative Agent shall have received a customary closing certificate of each Credit Party as of the date hereof, dated the date hereof, executed by an Authorized Officer of such Credit Party which includes (A) a good standing certificate (to the extent such concepts exist) for each Credit Party from the applicable governmental authority of such Credit Party’s jurisdiction of incorporation, organization or formation, (B) a copy of the resolutions of the board of directors or other managers of each Credit Party (or duly authorized committee thereof) authorizing the execution and delivery of this Amendment and the performance by it of this Amendment and each other Credit Document delivered on the Amendment No. 5 Effective Date to which it is a party, (C) (x) a copy of the certificate of incorporation and by-laws, certificate of formation and operating agreement or other comparable organizational documents, as applicable, of each Credit Party or (y) a certification by an Authorized Officer of such Credit Party, dated the date hereof, that there have been no amendments to such organizational documents, as applicable, and (D) (x) the signature and incumbency certificates of the Authorized Officers of each Credit Party executing this Amendment and the other Credit Documents delivered on the date hereof to which it is a party or (y) a certification by an Authorized Officer of such Credit Party, dated the date hereof, that there have been no changes to the list of Authorized Officers of such Credit Party;

(g)          the Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett LLP, as New York counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(h)         the representations and warranties in Section 6 of this Amendment with respect to Sections 8.1, 8.2 (in each case related to the borrowing under, guaranteeing under, granting of security interests in the Collateral pursuant to, entry into and performance of, this Amendment), 8.3(b) and (c) (in each case, solely as they relate to conflicts arising as a result of entry into, or performance of, this Amendment after giving effect to the transactions contemplated hereby), 8.5, 8.7, 8.17 (but with references to the “Closing Date” and the “Transactions” to be deemed to be references to the Amendment No. 5 Effective Date and the transactions contemplated by this Amendment, respectively); 8.18 (but with references to the “Closing Date” to be deemed to be references to the Amendment No. 5 Effective Date) and 8.19 of the Credit Agreement shall be true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) on the Amendment No. 5 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date);

(i)          the Administrative Agent and the Amendment No. 5 Arrangers shall have received at least three Business Days prior to the Amendment No. 5 Effective Date all documentation and other information about the Borrowers and the Guarantors as shall have been reasonably requested in writing by the Administrative Agent or the Amendment No. 5 Arrangers at least ten calendar days prior to the Amendment No. 5 Effective Date and as required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.  At least three business days prior to the Amendment No. 5 Effective Date (to the extent requested at least ten business days prior to the Amendment No. 5 Effective Date), any Borrower or any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230) (the “Beneficial Ownership Regulation”) shall deliver a beneficial ownership certificate to any Lender that has requested such certification, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association (a “Beneficial Ownership Certification”), in relation to such Borrower or Guarantor;

(j)          the term loans under the Spinco Term Loan Agreement shall have been funded in accordance with the terms and conditions of the Spinco Term Loan Agreement;

(k)         the Administrative Agent shall have received a solvency certificate as to the U.S. Borrower and its Restricted Subsidiaries on a consolidated basis (as of the Amendment No. 5 Effective Date and giving effect to the transactions contemplated by this Amendment), certified by a senior authorized financial officer of the U.S. Borrower; and

(l)           no Event of Default shall exist on the Amendment No. 5 Effective Date after giving effect to the 2020 Term Loans.

Section 8. Miscellaneous.

8.1         This Amendment shall constitute an Extension Amendment and, upon the delivery of a Borrower Designation Agreement designating the Spinco Borrower as a Borrower under the Amended Credit Agreement, a Joinder Agreement in accordance with Section 2.14 of the Credit Agreement.

8.2         Each reference that is made in the Amended Credit Agreement or any Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby.  Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby and this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Credit Document.

8.3         Each of the undersigned Credit Parties acknowledges (a) all of its Obligations (as amended hereby) under the Amended Credit Agreement and each other Credit Document to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (b) its grant of guarantees and/or security interests pursuant to the Credit Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment, (c) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, the Loans effected pursuant to this Amendment, and (d) the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any other Secured Party, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

8.4         This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts (including by facsimile or other electronic transmission (e.g., a “pdf” or “tif”)) and by facsimile or other electronic signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.5        Holdings and each of the Borrowers agree to pay on demand all costs and expenses required to be paid or reimbursed pursuant to Section 13.5 of the Amended Credit Agreement incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable and documented costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

8.6         This Amendment may not be amended, modified or waived except in accordance with the terms of Section 13.1 of the Amended Credit Agreement. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

8.7        The Lenders party hereto hereby waive (a) the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans on the Amendment No. 5 Effective Date, (b) any requirement under Section 2.2 of the Credit Agreement with respect to borrowing multiples for any of the 2020 Term Loans and (c) any requirement under Section 2.9 of the Credit Agreement regarding length of the Interest Period for any of the 2020 Term Loans (it being understood and agreed among the parties hereto (or party to a Consent to Amendment No. 5) that (i) the 2020 GDI Tranche B-2 Dollar Term Loans will originally be LIBOR Loans with an initial Interest Period ending on March 31, 2020, (ii) the 2020 GDI Tranche B-2 Euro Term Loans will originally be LIBOR Loans with an initial Interest Period ending on March 31, 2020 and (iii) the 2020 Spinco Tranche B-1 Dollar Term Loans will originally be LIBOR Loans with an initial Interest Period ending on March 31, 2020).

8.8         This Amendment is specifically limited to the matters expressly set forth herein.  This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.  There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Amended Credit Agreement.

8.9         Each Additional 2020 GDI Tranche B-2 Dollar Term Loan Lender, Additional 2020 GDI Tranche B-2 Euro Term Loan Lender and 2020 Spinco Tranche B-1 Dollar Term Loan Lender (a) confirms that it has received a copy of the Credit Agreement, this Amendment and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (b) agrees that it will, independently and without reliance upon any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.  Upon the Amendment No. 5 Effective Date, (i) each undersigned Additional 2020 GDI Tranche B-2 Dollar Term Loan Lender shall become a Lender under the Amended Credit Agreement and shall have the Additional 2020 GDI Tranche B-2 Dollar Term Loan Commitment set forth next to its name on the 2020 GDI Tranche B-2 Dollar Term Loan Allocation Schedule set forth on Schedule A hereto and (ii) each undersigned Additional 2020 GDI Tranche B-2 Euro Term Loan Lender shall become a Lender under the Amended Credit Agreement and shall have the Additional 2020 GDI Tranche B-2 Euro Term Loan Commitment set forth next to its name on the 2020 GDI Tranche B-2 Euro Term Loan Allocation Schedule set forth on Schedule A hereto.  Following the Amendment No. 5 Effective Date, upon completion of the Distribution, the Merger and the Designation, and subject to the terms and conditions herein, including Sections 3 and 4 hereof, each undersigned 2020 Spinco Tranche B-1 Dollar Term Loan Lender shall become a Lender under the Amended Credit Agreement and shall have 2020 Spinco Tranche B-1 Dollar Term Loans in an aggregate principal amount equal to the aggregate principal amount of the term loans held by such Person under the Spinco Term Loan Agreement immediately prior to the Designation.  In addition, if a Tranche B-1 Dollar Term Loan Lender or a Tranche B-1 Euro Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post-Closing Settlement Option” pursuant to its Consent to Amendment No. 5, the amount of such Lender’s participation in the 2020 Term Loans of the applicable Class may be less than 100% of the principal amount of such Lender’s Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as applicable, based on the allocation of the 2020 Term Loans of such Class.

8.10        The provisions of Sections 13.12, 13.13 and 13.15 of the Amended Credit Agreement apply to this Amendment, mutatis mutandis.

8.11       The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and the amendment and/or execution of any other Credit Document in connection with this Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document as in effect prior to the Amendment No. 5 Effective Date.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment No. 5 to Credit Agreement and Joinder Agreement has been executed by the parties hereto as of the date first written above.

HOLDINGS:

GARDNER DENVER HOLDINGS, INC.

By:
Name:
Title:

U.S. BORROWER:

GARDNER DENVER, INC.

By:
Name:
Title:

GERMAN BORROWER:

GD GERMAN HOLDINGS II GMBH

By:
Name:
Title:

UK BORROWER:

GARDNER DENVER HOLDINGS LTD.

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement (Gardner Denver)]

OTHER CREDIT PARTIES:

GD GLOBAL HOLDINGS, INC. GARDNER DENVER INVESTMENTS, INC. GARDNER DENVER INTERNATIONAL, INC. GD GLOBAL HOLDINGS II, INC.

By:
Name:
Title:

EMCO WHEATON USA, INC. GARDNER DENVER NASH LLC GARDNER DENVER THOMAS, INC. LEROI INTERNATIONAL, INC. GARDNER DENVER PETROLEUM PUMPS LLC THOMAS INDUSTRIES INC. TRI-CONTINENT SCIENTIFIC, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement (Gardner Denver)]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, SWINGLINE LENDER, LETTER OF CREDIT ISSUER, REVOLVING CREDIT LENDER, ADDITIONAL 2020 GDI TRANCHE B-2 DOLLAR TERM LOAN LENDER, ADDITIONAL 2020 GDI TRANCHE B-2 EURO TERM LOAN LENDER AND 2020 SPINCO TRANCHE B-1 DOLLAR TERM LOAN LENDER:

CITIBANK, N.A.

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement (Gardner Denver)]

LENDER:

[NAME OF LENDER]

By:
Name:
Title:

Any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement (Gardner Denver)]

Schedule A

2020 GDI Tranche B-2 Dollar Term Loan Allocation Schedule

Additional 2020 GDI Tranche B-2 Dollar Term Loan Lender	2020 GDI Tranche B-2 Dollar Term Loan Commitment

Citibank, N.A.	$109,921,209.68

Total:	$109,921,209.68

2020 GDI Tranche B-2 Euro Term Loan Allocation Schedule

Additional 2020 GDI Tranche B-2 Euro Term Loan Lender	2020 GDI Tranche B-2 Euro Term Loan Commitment

Citibank, N.A.	€52,273,740.15

Total:	€52,273,740.15

Exhibit A

CONSENT TO AMENDMENT NO. 5

This CONSENT (this “Consent to Amendment No. 5”) to Amendment No. 5 to Credit Agreement and Joinder Agreement (the “Amendment”) to the Credit Agreement, dated as of July 30, 2013 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2016, Amendment No. 2, dated as of August 17, 2017, Amendment No. 3, dated as of December 13, 2018, and Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, and as further amended, restated, supplemented or otherwise modified from time to time prior to the Amendment No. 5 Effective Date, the “Credit Agreement”), among, inter alios, Gardner Denver Holdings, Inc. (f/k/a Renaissance Parent Corp.) (“Holdings”), Gardner Denver, Inc. (the “U.S. Borrower”), the other Borrowers party thereto, the Lenders party thereto and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Letter of Credit Issuer.  Capitalized terms used in this Consent to Amendment No. 5 but not defined herein have the meanings assigned to such terms in the Amendment or the Amended Credit Agreement, as applicable.

Tranche B-1 Dollar Term Loan Lenders:

The undersigned Lender in respect of the Tranche B-1 Dollar Term Loans (“Tranche B-1 Dollar Term Loan Lender”), acting in such capacity, hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Tranche B-1 Dollar Term Loans held by such Tranche B-1 Dollar Term Loan Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into 2020 GDI Tranche B-2 Dollar Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Tranche B-1 Dollar Term Loans held by such Tranche B-1 Dollar Term Loan Lender prepaid on the Amendment No. 5 Effective Date and purchase by assignment the principal amount of 2020 GDI Tranche B-2 Dollar Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

Tranche B-1 Euro Term Loan Lenders:

The undersigned Lender in respect of the Tranche B-1 Euro Term Loans (“Tranche B-1 Euro Term Loan Lender”), acting in such capacity, hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Tranche B-1 Euro Term Loans held by such Tranche B-1 Euro Term Loan Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into 2020 GDI Tranche B-2 Euro Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Tranche B-1 Euro Term Loans held by such Tranche B-1 Euro Term Loan Lender prepaid on the Amendment No. 5 Effective Date and purchase by assignment the principal amount of 2020 GDI Tranche B-2 Euro Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

Revolving Credit Lenders:

☐
The undersigned Revolving Credit Lender in respect of 100% of the Revolving Credit Commitment held by such Revolving Credit Lender, acting in such capacity, hereby irrevocably and unconditionally approves the Amendment and consents thereto.

Letter of Credit Issuers:

☐	The undersigned Letter of Credit Issuer, acting in such capacity, hereby irrevocably and unconditionally approves the Amendment and consents thereto.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to Amendment No. 5 to be executed and delivered by a duly authorized officer as of the date first written above in the Amendment.

,

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Exhibit B

Amended Credit Agreement

(See attached.)